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                                                                   EXHIBIT 10.12
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                        Significant Subsidiary GUARANTY

                                      From

                       CONSOLIDATION COAL SALES COMPANY,
                       CONSOL PENNSYLVANIA COAL COMPANY,
                             CONSOL SALES COMPANY,
                          EIGHTY-FOUR MINING COMPANY,
                            FAIRMONT SUPPLY COMPANY,
                             HELVETIA COAL COMPANY,
                           ISLAND CREEK COAL COMPANY,
                       KEYSTONE COAL MINING CORPORATION,
                           LAUREL RUN MINING COMPANY,
                             McELROY COAL COMPANY,
                          NEW CENTURY HOLDINGS, INC.,
                             NINEVEH COAL COMPANY,
                      ROCHESTER & PITTSBURGH COAL COMPANY

                                       To

                       THE FIRST NATIONAL BANK OF CHICAGO


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                        SIGNIFICANT SUBSIDIARY GUARANTY
                        -------------------------------

     1.   Guaranty of Payment.  FOR VALUE RECEIVED, and in consideration of any
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loan or other financial accommodation heretofore or hereafter at any time made or granted to CONSOLIDATION COAL COMPANY, a Delaware corporation (herein called the "Debtor") by THE FIRST NATIONAL BANK OF CHICAGO, individually (herein, in
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such capacity, together with its successors and assigns, called "Bank"), each of
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the undersigned, hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Debtor to the Bank, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several, or now or hereafter existing, or due or to become due (all such obligations, together with any extensions or renewals thereof, being hereinafter collectively called the "Liabilities"), under and in
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connection with that certain Senior Revolving Loan Agreement, dated as of
December 23, 1993 (herein, as the same may be amended from time to time, called the "Loan Agreement"), between the Debtor and the Bank and each of the
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undersigned further agrees to pay all reasonable expenses (including attorneys'
fees and legal expenses) paid or incurred by the Bank in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this guaranty.

     2.   Acceleration of the Time of Payment of Amount Payable Under Guaranty.
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Each of the undersigned agrees that, in the event of the dissolution or insolvency of the Debtor or such undersigned, or the inability or failure of the Debtor or such undersigned to pay debts as they become due, or an assignment by the Debtor or such undersigned for the benefit of creditors, or the commencement of any case or proceeding in respect of the Debtor or such undersigned under any bankruptcy, insolvency or similar laws, and, if such case or proceeding is not commenced by the Debtor or such undersigned, such case or proceeding shall be consented to or acquiesced in by the Debtor or such undersigned, or shall result in the entry of an order for relief or shall remain for 60 days undismissed, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Bank forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

     3.   Right of Setoff in Deposits and Other Property.  The Bank shall have a
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right of set off against (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, set off, appropriate and apply toward the payment of such amount, in such order of application as the Bank may elect) any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or moneys of or in the name of such undersigned now or hereafter with the Bank.

     4.   Continuing Guaranty.  This guaranty shall in all respects be a
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continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned or that at any time or from time to time all Liabilities may have been paid in full), until all Liabilities (including any extensions or renewals of any thereof) and all interest thereon and all expenses (including attorneys' fees and legal expenses) reasonably paid or incurred by the Bank in endeavoring to collect the Liabilities and in enforcing this guaranty shall have been finally paid in full and all other obligations of each of the undersigned under this guaranty shall have been satisfied.

     5.   Rescission or Return of Payment on Liabilities.  Each of the
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undersigned further agrees that, if at any time all or any part of any payment theretofore applied by the Bank to any of the Liabilities is or must be rescinded or returned by the Bank for any reason whatsoever (including,

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without limitation, the insolvency, bankruptcy or reorganization of the Debtor), such Liabilities shall, for the purposes of this guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Bank, and this guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Bank had not been made.

     6.   Bank Permitted to Take Certain Actions.  The Bank may, from time to
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time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions without impairing the obligation of the undersigned under this guaranty: (a) retain or obtain a lien upon or a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any OF the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release or fail to perfect its lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and
(e) resort to the undersigned (or any of them) for payment of any of the Liabilities, whether or not the Bank (i) shall have resorted to any property securing any of the Liabilities or any obligation hereunder or (ii) shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by the undersigned).

     7.   Application of Payments.  Any amounts received by the Bank from
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whatsoever source on account of the Liabilities may be applied by the Bank, toward the payment of such of the Liabilities, and in such order of application, as the Bank may from time to time elect.

     8.   Waiver of Subrogation.  Each of the undersigned hereby waives any
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claim or other right which such of the undersigned may now have or hereafter acquire against the Debtor or any other obligor primarily or secondarily obligated with respect to any of the Liabilities that arises from the existence or performance of the obligations of such of the undersigned under this guaranty, including, without limitation, any right of indemnification or any right of subrogation or other right to participate in any claim or remedy of the Bank against the Debtor or any property securing any of the Liabilities, which the Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity or under contract, statute or common law. The provisions of this paragraph are for the express benefit of the Debtor and each other obligor primarily or secondarily obligated with respect to any of the Liabilities as well as the Bank and may be enforced independently by the Debtor and each such other obligor.

     9.   Waiver of Notice and Other Matters.  Each of the undersigned hereby
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expressly waives: (a) notice of the acceptance by the Bank of this guaranty, (b)
notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

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     10.  Additional Liabilities of the Debtor Authorized.  The creation or
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existence, with or without notice to the undersigned, from time to time of
Liabilities in excess of the amount to which the right of recovery under this guaranty is limited shall not in any way affect or impair the rights of the Bank and the obligations of the undersigned under this guaranty.

     11.  Assignment of Liabilities.  The Bank may, from time to time to the
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extent permitted under the Loan Agreement, without notice to the undersigned (or any of them), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this guaranty to the same extent as if such assignee or transferee were the Bank.

     12.  Waiver and Modifications.  No delay on the part of the Bank in the
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exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this guaranty be binding upon the Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Bank.

     13.  Obligations Under Guaranty.  No action of the Bank permitted hereunder
          --------------------------
shall in any way affect or impair the rights of the Bank and the obligations of the undersigned under this guaranty. For the purposes of this guaranty, Liabilities shall include all obligations of the Debtor to the Bank under and in connection with the Loan Agreement, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder. The obligations of the undersigned under this guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the undersigned (or any of them). Each of the undersigned hereby acknowledges that there are no conditions to the effectiveness of this guaranty.

     14.  Information Concerning Debtor.  Each of the undersigned hereby
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warrants and represents to the Bank that such undersigned now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Debtor. The Bank shall have no duty or responsibility to provide the undersigned (or any of them) with any credit or other information concerning the affairs, financial condition or business of the Debtor which may come into the Bank's possession.

     15.  Senior Indebtedness.  Each of the undersigned hereby further warrants
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and represents that the obligations of such undersigned under this Guaranty and under each other Loan Document constitutes indebtedness senior to any subordinated indebtedness of such undersigned.

     16.  Certain Representations.  The undersigned hereby further warrant and
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represent to the Bank that (a) the execution and delivery of this guaranty, and the performance by each of the undersigned of its obligations hereunder, are within the corporate right, power, authority and capacity of such undersigned and have been duly authorized by all necessary corporate action on the part of such undersigned, and (b) this guaranty has been duly executed and delivered on behalf of each of the undersigned and is the legal, valid and binding obligation of such undersigned, enforceable in accordance with its terms, the making and performance of which do not and will not contravene or conflict with the charter or by-laws of such undersigned or

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violate or constitute a default under any law, any presently existing requirement or restriction imposed by judicial, arbitral or any governmental instrumentality or any agreement, instrument or indenture by which such undersigned is bound.

     17.  Liabilities Limited.  Anything else in this guaranty notwithstanding,
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each of the undersigned shall be liable under this guaranty only for the maximum amount of such liability that can be hereby incurred without rendering this guaranty, as it relates to such undersigned, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

     18.  Successors.  This guaranty shall be binding upon the undersigned, and
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upon the successors and assigns of the undersigned; and all references herein to the Debtor and to such of the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to the Debtor or such undersigned. The term "undersigned" as used herein shall mean all parties executing this guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

     19.  Law; Severability.  THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE
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WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  Wherever possible each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

     20.  Captions.  Section captions used in this guaranty are for convenience
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only, and shall not affect the construction of this guaranty.

     21.  Waiver of Jury Trial.  THE UNDERSIGNED HEREBY EXPRESSLY WAIVE ANY
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RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY
RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     22.  Consent to Jurisdiction and Service of Process.  Each of the
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undersigned agrees that any judicial proceedings brought against such undersigned with respect to this guaranty may be brought in any state or federal court of competent jurisdiction in the State of New York and by the execution and delivery of this guaranty, each of the undersigned accepts the nonexclusive jurisdiction of the aforesaid courts. Service of process may be made by any means authorized by federal law or the law of New York, as the case may be. A copy of any such process so served shall be mailed by registered mail to such undersigned at its address set forth opposite its name on the signature page hereto or at such other address as may be designated by such undersigned in a notice to the Bank. Nothing herein shall limit the right of the Bank to bring proceedings against any of the undersigned in the courts of any other jurisdiction.

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     SIGNED AND DELIVERED as of this 13th day of November, 1998.

                              CONSOLIDATION COAL SALES COMPANY


                                  /s/ Karen L. Zemba
                              By:--------------------------------
                                 Karen L. Zemba, Vice
                                 President & Treasurer of
                                 CONSOL Inc, Attorney-in-Fact


                              CONSOL PENNSYLVANIA COAL COMPANY


                                  /s/ Karen L. Zemba
                              By:--------------------------------
                                 Karen L. Zemba, Vice
                                 President & Treasurer of
                                 CONSOL Inc, Attorney-in-Fact


                              CONSOL SALES COMPANY


                                  /s/ Karen L. Zemba
                              By:--------------------------------
                                 Karen L. Zemba, Vice
                                 President & Treasurer of
                                 CONSOL Inc, Attorney-in-Fact


                              EIGHTY-FOUR MINING COMPANY


                                  /s/ Karen L. Zemba
                              By:--------------------------------
                                 Karen L. Zemba, Vice
                                 President & Treasurer of
                                 CONSOL Inc, Attorney-in-Fact


                              FAIRMONT SUPPLY COMPANY


                                  /s/ Karen L. Zemba
                              By:--------------------------------
                                 Karen L. Zemba, Vice
                                 President & Treasurer of
                                 CONSOL Inc, Attorney-in-Fact


                              HELVETIA COAL COMPANY


                                  /s/ Karen L. Zemba
                              By:--------------------------------
                                 Karen L. Zemba, Vice
                                 President & Treasurer of
                                 CONSOL Inc, Attorney-in-Fact


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

                              ISLAND CREEK COAL COMPANY


                                  /s/ Karen L. Zemba
                              By:--------------------------------
                                 Karen L. Zemba, Vice
                                 President & Treasurer of
                                 CONSOL Inc, Attorney-in-Fact


                              KEYSTONE COAL MINING CORPORATION


                                  /s/ Karen L. Zemba
                              By:--------------------------------
                                 Karen L. Zemba, Vice
                                 President & Treasurer of
                                 CONSOL Inc, Attorney-in-Fact


                              LAUREL RUN MINING COMPANY


                                  /s/ Karen L. Zemba
                              By:--------------------------------
                                 Karen L. Zemba, Vice
                                 President & Treasurer of
                                 CONSOL Inc, Attorney-in-Fact


                              McELROY COAL COMPANY


                                  /s/ Karen L. Zemba
                              By:--------------------------------
                                 Karen L. Zemba, Vice
                                 President & Treasurer of
                                 CONSOL Inc, Attorney-in-Fact


                              NEW CENTURY HOLDINGS, INC.


                                  /s/ Karen L. Zemba
                              By:--------------------------------
                                 Karen L. Zemba, Vice
                                 President & Treasurer of
                                 CONSOL Inc, Attorney-in-Fact


                              NINEVEH COAL COMPANY


                                  /s/ Karen L. Zemba
                              By:--------------------------------
                                 Karen L. Zemba, Vice
                                 President & Treasurer of
                                 CONSOL Inc, Attorney-in-Fact

                              ROCHESTER & PITTSBURGH COAL COMPANY


                                  /s/ Karen L. Zemba
                              By:--------------------------------
                                 Karen L. Zemba, Vice
                                 President & Treasurer of
                                 CONSOL Inc, Attorney-in-Fact

                           SCHEDULE TO EXHIBIT 10.12


     In addition, to Exhibit 10.12, Consolidation Coal Company executed a Significant Subsidiary Guaranty with each of the following banks, all of which are substantially identical to Exhibit 10.12 in all material respects:

     The First Union National Bank

     Bank of America National Trust and Savings Association